EXHIBIT 99.1

FIRST NATIONAL

CORPORATION

Contact:

Harry S. Smith, President & CEO

M. Shane Bell, EVP & CFO

(540) 465-9121

(540) 465-9121

hsmith@firstbank-va.com

sbell@firstbank-va.com

News Release

January 24, 2006

FIRST NATIONAL CORPORATION REPORTS RECORD FOURTH QUARTER AND ANNUAL EARNINGS

FOR IMMEDIATE RELEASE (Strasburg, Virginia) --- First National Corporation (OTCBB: FXNC) reported fourth quarter earnings of $1.4 million or $0.49 per basic and diluted share.  This is a 16.0% increase compared to earnings of $1.2 million or $0.42 per basic and diluted share for the fourth quarter of 2004.  This was a result of growth in the loan portfolio and improvements in the net interest margin and operating efficiency.  Return on assets was 1.23% in the fourth quarters of both 2005 and 2004 and return on equity was 19.55% compared to 19.01% the same quarter a year ago.

Harry S. Smith, President and CEO stated, “These results are attributable to the hard work of many people.  The vision of the Board of Directors is carried out by a dedicated management team working in concert with quality employees.  We are pleased with the Company’s 2005 performance and are prepared for a challenging and competitive, yet, bright future.”

Net interest income increased 21.8% to $4.4 million for the fourth quarter of 2005 compared to $3.6 million for the fourth quarter of 2004.  This increase was primarily attributable to a 15.6% increase in average interest-earning assets and a 19 basis point increase in the net interest margin to 4.04% for the fourth quarter of 2005, compared to 3.85% for the same period of 2004.  Increasing interest rates over the last twelve months combined with an asset sensitive balance sheet had a positive impact on the net interest margin when comparing the periods.

Noninterest income increased 5.3% to $1.1 million for the fourth quarter of 2005 compared to $1.0 million for the same period in 2004.  Fees for other customer services increased 31.6% to $408 thousand for the fourth quarter of 2005, compared to $310 thousand for the same period in 2004.  This was a result of an increase in check card fee income and the addition of trust and asset management services in 2005.  This increase was offset by net losses on the sale of securities totaling $158 thousand in the fourth quarter.  The net losses were generated from investment portfolio transactions anticipated to improve earnings in future periods.  There were no gains or losses on the sale of securities during the same period in 2004.  Noninterest expense increased 14.9% to $3.1 million for the fourth quarter of 2005 compared to $2.7 million for the same period in 2004.   Salaries and employee benefits increased 22.9% over the comparable period in 2004 as a result of salary increases and the addition of the trust and asset management department.

Asset quality remained strong in the fourth quarter of 2005 as nonperforming assets remained at a relatively low level.  Net charge-offs were $103 thousand for the fourth quarter of 2005, compared to $145 thousand for the comparable period of 2004.  Loan growth and a slight increase in consumer loan delinquencies contributed to a higher loan loss provision of $258 thousand for the fourth quarter of 2005 compared to $142 thousand for the same period in 2004.  The allowance for loan losses totaled $3.5 million or 0.93% of total loans at December 31, 2005, compared to $2.9 million or 0.89% of total loans at December 31, 2004.

For the year ended December 31, 2005, net income was $5.4 million or $1.84 per basic and diluted share. This is a 28.1% increase over the $4.2 million in net income or $1.44 per basic and diluted share for the same period in 2004.  Return on assets was 1.22% compared to 1.12% in 2004 and return on equity was 19.48% compared to 17.01% in 2004.

Net interest income increased 22.0% to $16.2 million for the year ended December 31, 2005 from $13.3 million for the same period in 2004.  The increase was primarily attributable to a 17.9% increase in average interest-earning assets over the same period.  The net interest margin increased 12 basis points to 3.96% for the year ended December 31, 2005, compared to 3.84% for the same period in 2004.

Noninterest income remained unchanged at $4.4 million for the years ended December 31, 2005 and 2004.  Significant increases in noninterest income included increases in fees for other customer services and net gains on sale of loans.  Significant decreases in noninterest income included a decrease in gains on sale of premises and equipment resulting from the sale of property in 2004 that generated a gain of $454 thousand.  Noninterest income also decreased from net losses on the sale of securities totaling $140 thousand.  The net losses were generated from investment portfolio transactions anticipated to improve earnings in future periods.  Noninterest expense increased 9.7% to $11.8 million for the year ended December 31, 2005, compared to $10.8 million for the same period in 2004.  The increase in noninterest expense was primarily the result of an increase in salaries and employee benefits due to salary increases and the addition of the trust and asset management department.

The Company notes to investors that past results of operations do not necessarily indicate future results.  Certain factors that affect the Company’s operations and business environment are subject to uncertainties that could in turn affect future results.  These factors are identified in the Quarterly Report on Form 10-Q for the period ended September 30, 2005, which can be accessed from the Company’s website at www.firstbank-va.com.

First National Corporation, headquartered in Strasburg, Virginia, is the financial holding company of First Bank. First Bank is a full service community bank offering traditional banking, trust and investment services from nine retail bank branches in the northern Shenandoah Valley region of Virginia, including Shenandoah County, Warren County, Frederick County and the City of Winchester.  First Bank also owns First Bank Financial Services, Inc., which invests in partnerships that provide investment services and title insurance.

QUARTERLY PERFORMANCE SUMMARY First National Corporation (OTCBB: FXNC) (in thousands, except share and per share data)
	For the Three Months Ended		For the Year Ended
INCOME STATEMENT	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Interest and dividend income
Interest and fees on loans	$ 6,414	$ 4,925	$ 23,284	$ 17,875
Interest on federal funds sold	5	19	19	29
Interest on deposits in banks	23	13	78	33
Interest and dividends on securities available for sale:
Taxable interest	534	466	2,079	2,096
Nontaxable interest	101	102	409	395
Dividends	40	27	144	92
Total interest and dividend income	$ 7,117	$ 5,552	$ 26,013	$ 20,520

Interest expense
Interest on deposits	$ 2,119	$ 1,331	$ 7,091	$ 4,948
Interest on federal funds purchased	58	5	152	38
Interest on company obligated mandatorily redeemable capital securities	139	99	495	261
Interest on other borrowings	440	537	2,048	1,973
Total interest expense	$ 2,756	$ 1,972	$ 9,786	$ 7,220

Net interest income	$ 4,361	$ 3,580	$ 16,227	$ 13,300
Provision for loan losses	258	142	838	810
Net interest income after provision for loan losses	$ 4,103	$ 3,438	$ 15,389	$ 12,490

Noninterest income
Service charges	$ 688	$ 655	$ 2,610	$ 2,665
Fees for other customer services	408	310	1,443	1,081
Gains (losses) on sale of premises and equipment	--	(48)	(10)	387
Gains on sale of loans	79	38	302	172
(Losses) on sale of securities	(158)	--	(140)	--
Other operating income	67	74	166	126
Total noninterest income	$ 1,084	$ 1,029	$ 4,371	$ 4,431

Noninterest expense
Salaries and employee benefits	$ 1,662	$ 1,352	$ 6,375	$ 5,224
Occupancy	186	171	721	714
Equipment	257	237	962	888
Advertising	62	87	290	380
Stationery and supplies	101	86	405	367
Other operating expense	834	766	3,081	3,210
Total noninterest expense	$ 3,102	$ 2,699	$ 11,834	$ 10,783

Income before income taxes	$ 2,085	$ 1,768	$ 7,926	$ 6,138
Provision for income taxes	654	534	2,537	1,932
Net income	$ 1,431	$ 1,234	$ 5,389	$ 4,206

SHARE AND PER SHARE DATA (1)
Net income, basic and diluted	$ 0.49	$ 0.42	$ 1.84	$ 1.44
Shares outstanding at period end	2,922,860	2,924,124	2,922,860	2,924,124
Weighted average shares, basic and diluted	2,922,860	2,924,124	2,923,404	2,924,124
Book value at period end	$ 10.06	$ 8.93	$ 10.06	$ 8.93
Cash dividends	$ 0.12	$ 0.11	$ 0.45	$ 0.41

QUARTERLY PERFORMANCE SUMMARY First National Corporation (OTCBB: FXNC) (in thousands, except share and per share data)
	For the Three Months Ended		For the Year Ended
	12/31/2005	12/31/2004	12/31/2005	12/31/2004
KEY PERFORMANCE RATIOS
Return on average assets	1.23%	1.23%	1.22%	1.12%
Return on average equity	19.55%	19.01%	19.48%	17.01%
Net interest margin	4.04%	3.85%	3.96%	3.84%
Efficiency ratio (2)	54.60%	57.68%	56.26%	59.89%

ASSET QUALITY
Loan charge-offs	$ 172	$ 180	$ 420	$ 569
Loan recoveries	69	35	234	89
Net charge-offs	103	145	186	480
Nonaccrual loans	202	307	202	307
Nonperforming assets	689	653	689	653
Repossessed assets	77	36	77	36

AVERAGE BALANCES
Total assets	$ 460,464	$ 399,513	$ 440,787	$ 375,340
Total shareholders’ equity	29,036	25,805	27,666	24,726

	12/31/2005	12/31/2004
CAPITAL RATIOS
Tier 1 capital	$ 37,766	$ 33,712
Total capital	41,294	36,589
Total capital to risk-weighted assets	10.59%	11.25%
Tier 1 capital to risk-weighted assets	9.68%	10.37%
Leverage ratio	8.20%	8.44%

BALANCE SHEET
Cash and due from banks	$ 9,762	$ 7,655
Interest-bearing deposits in banks	685	116
Securities available for sale, at fair value	71,078	63,366
Loans, net of allowance for loan losses	374,322	320,387
Premises and equipment, net	13,919	12,175
Interest receivable	1,671	1,334
Other assets	3,551	3,792
Total assets	$ 474,988	$ 408,825

Noninterest-bearing demand deposits	$ 82,534	68,882
Savings and interest-bearing demand deposits	145,132	135,881
Time deposits	149,991	116,182
Total deposits	$ 377,657	$ 320,945

Federal funds purchased	$ 8,217	$ 6,313
Other borrowings	50,223	45,240
Company obligated mandatorily redeemable capital securities	8,248	8,248
Accrued expenses and other liabilities	1,252	1,979
Total liabilities	$ 445,597	$ 382,725

QUARTERLY PERFORMANCE SUMMARY First National Corporation (OTCBB: FXNC) (in thousands, except share and per share data)
	12/31/2005	12/31/2004
BALANCE SHEET (continued)
Common stock	$ 3,653	$ 3,655
Surplus	1,465	1,465
Retained earnings	24,735	20,687
Accumulated other comprehensive income (loss), net	(462)	293
Total shareholders’ equity	$ 29,391	$ 26,100

Total liabilities and shareholders’ equity	$ 474,988	$ 408,825

LOAN DATA
Mortgage loans on real estate:
Construction	$ 49,748	$ 42,538
Secured by farm land	2,195	2,298
Secured by 1-4 family residential	99,442	94,960
Other real estate loans	148,805	111,506
Loans to farmers (except those secured by real estate)	1,818	449
Commercial and industrial loans (except those secured by real estate)	41,124	37,059
Consumer installment loans	29,444	31,075
Deposit overdrafts	196	338
All other loans	5,078	2,851
Total loans	$ 377,850	$ 323,074
Allowance for loan losses	3,528	2,877
Loans, net	$ 374,322	$ 320,197

(1) Share and per share data for prior periods have been restated to give retroactive effect of the Company’s two-for-one stock split declared March 16, 2005.  The stock split was payable on April 29, 2005 to shareholders of record March 30, 2005.

(2) The efficiency ratio is computed by dividing noninterest expense by the sum of net interest income on a tax equivalent basis and noninterest income excluding securities gains and losses.  This is a non-GAAP financial measure that we believe provides investors with important information regarding operational efficiency.  Such information is not in accordance with generally accepted accounting principles (GAAP) and should not be construed as such.  Net interest income on a tax equivalent basis was $4,438 and $3,649 for the three months ended December 31, 2005 and 2004, respectively and $16,524 and $13,572 for the year ended December 31, 2005 and 2004, respectively.  Noninterest income excluding securities gains and losses was $1,242 and $1,029 for the three months ended December 31, 2005 and 2004, respectively and $4,511 and $4,431 for the year ended December 31, 2005 and 2004, respectively.  Management believes such financial information is meaningful to the reader in understanding operational performance, but cautions that such information not be viewed as a substitute for GAAP.

FIRST NATIONAL CORPORATION

Consolidated Average Balances, Yields and Rates

Three Months Ended December 31, 2005 and 2004

(dollars in thousands)

	Three months ended December 31,
	2005			2004
	Interest				Interest
ASSETS	Average Balance	Income/ Expense	Yield/ Rate (3)	Average Balance	Income/ Expense	Yield/ Rate (3)
Balances at correspondent
banks – interest-bearing	$ 705	$ 23	12.91%	$ 976	$ 13	5.50%
Securities:
Taxable	53,104	572	4.27%	48,260	490	4.04%
Tax-exempt (1)	9,592	154	6.37%	9,806	155	6.27%
Total securities	62,696	726	4.59%	58,066	645	4.42%
Loans: (2)
Taxable	369,946	6,405	6.87%	310,719	4,888	6.26%
Tax-exempt (1)	2,549	40	6.15%	3,572	57	6.35%
Total loans	372,495	6,445	6.86%	314,291	4,945	6.26%
Federal funds sold	486	5	4.47%	4,065	18	1.79%
Total earning assets	436,382	7,199	6.54%	377,398	5,621	5.93%
Less: allowance for loan losses	(3,448)			(2,931)
Total nonearning assets	27,530			25,046
Total assets	$ 460,464			$ 399,513

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits:
Checking	$ 63,075	$ 341	2.15%	$ 63,952	$ 243	1.51%
Money market savings	15,107	55	1.44%	12,374	31	0.99%
Savings	69,460	441	2.52%	55,752	182	1.30%
Certificates of deposit:
Less than $100,000	77,603	653	3.34%	70,979	536	3.00%
Greater than $100,000	65,492	632	3.83%	43,021	340	3.15%
Total interest-bearing deposits	290,737	2,122	2.90%	246,078	1,332	2.15%
Federal funds purchased	4,902	59	4.74%	858	5	2.43%
Company obligated mandatorily
redeemable capital securities	8,248	139	6.68%	8,248	98	4.74%
Other borrowings	42,388	441	4.13%	44,124	537	4.84%
Total interest-bearing liabilities	346,275	2,761	3.16%	299,308	1,972	2.62%
Noninterest-bearing liabilities
Demand deposits	83,278			72,460
Other liabilities	1,875			1,940
Total liabilities	431,428			373,708
Shareholders’ equity	29,036			25,805
Total liabilities and
shareholders’ equity	$ 460,464			$ 399,513
Net interest income		$ 4,438			$ 3,649
Interest rate spread			3.38%			3.31%
Interest expense as a percent of
average earning assets			2.51%			2.08%
Net interest margin			4.04%			3.85%

(1) Income and yields are reported on a taxable-equivalent basis assuming a federal tax rate of 34%. The tax-equivalent adjustment was $77 thousand and $69 thousand for 2005 and 2004, respectively.

(2) Loans placed on nonaccrual status are reflected in the balances.

(3) Annualized

FIRST NATIONAL CORPORATION

Consolidated Average Balances, Yields and Rates

Year Ended December 31, 2005 and 2004

(dollars in thousands)

	Year ended December 31,
	2005			2004
	Interest				Interest
ASSETS	Average Balance	Income/ Expense	Yield/ Rate (3)	Average Balance	Income/ Expense	Yield/ Rate (3)
Balances at correspondent
banks – interest-bearing	$ 759	$ 78	10.32%	$ 1,160	$ 33	2.85%
Securities:
Taxable	53,667	2,221	4.14%	53,762	2,185	4.07%
Tax-exempt (1)	9,699	620	6.39%	9,266	598	6.45%
Total securities	63,366	2,841	4.48%	63,028	2,783	4.42%
Loans: (2)
Taxable	349,140	23,156	6.63%	284,351	17,735	6.24%
Tax-exempt (1)	3,299	221	6.70%	3,375	212	6.28%
Total loans	352,439	23,377	6.63%	287,726	17,947	6.24%
Federal funds sold	540	19	3.58%	1,890	29	1.52%
Total earning assets	417,104	26,315	6.31%	353,804	20,792	5.88%
Less: allowance for loan losses	(3,218)			(2,756)
Total nonearning assets	26,901			24,292
Total assets	$ 440,787			$ 375,340

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing deposits:
Checking	$ 63,108	$ 1,185	1.88%	$ 64,599	$ 849	1.31%
Money market savings	13,688	179	1.31%	11,231	85	0.76%
Savings	66,138	1,386	2.09%	47,551	432	0.91%
Certificates of deposit:
Less than $100,000	75,912	2,434	3.21%	71,446	2,284	3.20%
Greater than $100,000	53,986	1,911	3.54%	39,861	1,298	3.26%
Total interest-bearing deposits	272,832	7,095	2.60%	234,688	4,948	2.11%
Federal funds purchased	3,872	152	3.94%	2,290	38	1.67%
Company obligated mandatorily
redeemable capital securities	8,248	495	6.00%	5,882	261	4.43%
Other borrowings	48,418	2,049	4.23%	40,891	1,973	4.82%
Total interest-bearing liabilities	333,370	9,791	2.94%	283,751	7,220	2.55%
Noninterest-bearing liabilities
Demand deposits	77,819			65,057
Other liabilities	1,932			1,806
Total liabilities	413,121			350,614
Shareholders’ equity	27,666			24,726
Total liabilities and
shareholders’ equity	$ 440,787			$ 375,340
Net interest income		$ 16,524			$ 13,572
Interest rate spread			3.37%			3.33%
Interest expense as a percent of
average earning assets			2.35%			2.04%
Net interest margin			3.96%			3.84%

(1) Income and yields are reported on a taxable-equivalent basis assuming a federal tax rate of 34%. The tax-equivalent adjustment was $297 thousand and $272 thousand for 2005 and 2004, respectively.

(2) Loans placed on nonaccrual status are reflected in the balances.

(3) Annualized